Exhibit 99.2

October 2026

October 2026 LEGAL DISCLAIMER Important Information for Investors This presentation (together with any accompanying oral or written communications, this "Presentation") has been prepared by PMGC Holdings Inc., doing business as NorthStrive Holdings (the "Company") on behalf of its wholly-owned subsidiary NorthStrive Defense Tech LLC, solely for information purposes and does not constitute investment or legal advice. You should consult your own legal, regulatory, tax, business, financial and accounting advisors concerning the matters described herein. No Offer or Solicitation This Presentation is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any security, nor is it a solicitation of a proxy, consent or authorization with respect to any securities transaction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Forward-Looking Statements This Presentation contains forward-looking statements and forward-looking information (collectively, "forward-looking statements") within the meaning of applicable securities laws. All statements other than statements of present or historical fact are forward-looking statements. Such statements may be, but are not always, identified by words such as "could", "should", "can", "anticipate", "expect", "believe", "will", "may", "projected", "sustain", "continue", "strategy", "potential", "project", "grow", "advantage", "estimate", "intend", "plan", "goal", or similar words suggesting future outcomes. Forward-looking statements herein relate to the plans, strategy, objectives and other aspects of the anticipated future operations and the financial, development and operating plans and results of the Company and include statements regarding, among others, the future financial performance of the Company, contractual arrangements relating to future operations, scheduled operational activities during 2026 and beyond. Such forward-looking statements are based on expectations and assumptions of the Company, including: (i) anticipated financial performance; (ii) estimates of capital and operating costs; (iii) business prospects and strategies; (iv) regulatory developments; (v) exchange rates; (vi) tax laws; (vii) the sufficiency of budgeted capital expenditures in carrying out planned activities; (viii) the availability and cost of labor and services; and (ix) the ability to obtain financing on acceptable terms. Forward-looking statements involve inherent risks and uncertainties (both general and specific) and risks that such statements will not be achieved. Undue reliance should not be placed on such statements, as a number of important factors could cause the actual results to differ materially from the beliefs, plans, objectives, expectations and anticipations, estimates and intentions expressed in the forward-looking statements, including: (i) the inability to meet current and future obligations; (ii) the inability to implement the Company's business strategy effectively; (iii) general economic and market factors, including business competition and changes in government regulations; (iv) access to capital markets; (v) changes to interest and currency exchange rates; (vi) technological developments; (vii) general political and social uncertainties; delay or failure to receive regulatory approvals; (viii) timing and availability of external financing on acceptable terms; (ix) availability of qualified skilled labor or loss of key individuals; (x) the outcome of any legal, regulatory or governmental proceedings that may be instituted against the Company; (xi) limited liquidity and trading of the Company's securities; (xii) geopolitical risk and changes in applicable laws or regulations; (xiii) the possibility that Company may be adversely affected by other economic, business, and/or competitive factors; (xiv) the possibility that pandemics or another major disease disrupts the Company's business; and (xv) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Company's resources. The foregoing list of factors is not exhaustive. The Company operates in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible for the Company's management to predict all risks, nor can it assess the impact of all factors on its business or the extent to which any factor , or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Company may make. Although the Company's management believes that the expectations reflected in its forward-looking statements are reasonable, the Company and its representatives cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward-looking statements will be achieved or occur. The recipient is cautioned against relying on any forward-looking statements, which speak only as of the date made. The Company undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Financial Information Certain financial information in this presentation is unaudited. Subsidiary-level figures presented as of acquisition are derived from seller-provided records and have not been audited by the Company's independent registered public accounting firm. Past performance is not indicative of future results. Industry and Market Data Statements regarding industries, markets and customers are based on management's beliefs and on publicly available information that the Company has not independently verified. Trademarks. All trademarks, service marks, logos and company names referenced in this presentation are the property of their respective owners and are used for identification purposes only. Their use does not imply any affiliation with, or endorsement by, those owners. 2

NORTHSTRIVE
DEFENSE TECH LLC

October 2026

ABOUT

NorthStrive Defense Tech LLC, a wholly-owned subsidiary of PMGC Holdings Inc. (dba NorthStrive Holdings Inc.), is positioned to capitalize on growing opportunities across the defense technology sector. Rising global defense spending, increasing demand for domestically developed technologies, and the accelerating adoption of autonomous systems create a compelling market opportunity for the company's long-term development and commercialization strategy.

CURRENT FOCUS

NorthStrive Defense Tech LLC is a defense technology subsidiary focused on identifying, licensing, developing, and commercializing innovative technologies with applications across the defense sector. Through acquisitions and partnerships with research institutions and technology developers, the company seeks to advance promising intellectual property from early-stage development toward commercial deployment.

Its current technology under development is a patented multi-domain drone payload system, exclusively licensed from the Florida State University Research Foundation (U.S. Patent No. 12,291,334), with potential applications in maritime logistics, autonomous resupply, and sensor deployment.

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October 2026 Drone systems that work across air and water U.S. Patent No. 12,291,334. The Florida State University Research Foundation, Inc. A drone that tows a cable-suspended payload through water while while staying in flight above the surface, using buoyancy to cut energy energy use and improve payload efficiency. Today's single- domain domain systems cannot efficiently move payloads across both air air and and water. • Capabilities: air-and-water operation; buoyancy-assisted payload efficiency; access to coastal, riverine and flood-prone areas; carries sensors, equipment or supplies. • Applications: littoral and riverine logistics, autonomous resupply in remote environments, sensor deployment • Status: Prototype development underway under a sponsored research agreement with the FSU Research Foundation (June 2026 - June 2027). Exclusive license with know-how executed July 2026. Concept: the UAV stays in flight and tows a submerged, sensor-carrying payload along a payload along a prescribed path. 4

NORTHSTRIVE
DEFENSE TECH LLC

October 2026

PROTOTYPE HARDWARE

Instrumented payload assembled, and cable-based sensor systems designed for testing.







Aurelia X4 test drone

- Aureliz X4 ~1 m drone acquired
- Team includes a student licensed to fly commercial drones

Instrumented test payload

- Designed and built by the FSU team
- Temperature and pressure sensing
- Inertial measurement

Inline cable sensors

- Designed to detect cable shape
- Temperature and pressure sensing
- Inertial measurement

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October 2026 SOFTWARE Major steps on key software challenges: simulation and state estimation "Digital twin" simulation • Drone design • Drone flight controller and planner • Closed-loop control of the cable-towed payload, in simulation State estimator, in simulation • Predicts payload position; compared with actual position • Uses only onboard sensors: inertial measurement and pressure • Predicts cable state 6

October 2026 TESTING Next: validate the state estimator on hardware against ground truth The state estimator has been built and run in simulation. Validating it on hardware uses two "fishing pole" ground-truth tests and a flight test with the drone. 1 In-air "dry fishing pole" test Ground truth, in air 2 In-water "wet fishing pole" test Ground truth, in water (pool) 3 Flight test with the drone Validation in flight In-air "dry fishing pole" test In-water pool test 7

October 2026 STATUS AND MILESTONES Prototype design, fabrication, and full-scale testing targeted for completion by June 2027. As of October 2026 Jun 2026 M1 Sep 1, 2026 Milestone 1 September 1, 2026 Project initiation. Preliminary experiments with nominal control for a small-scale drone dragging a payload through water. M2 Dec 1, 2026 Milestone 2 December 1, 2026 Completion of conceptual and mechanical design of the Phase 1 prototype. M3 Mar 1, 2027 Milestone 3 March 1, 2027 Procure components for the full-scale experiment (approx. 10 lb payload); fabricate required mechanical components. M4 Jun 1, 2027 Milestone 4 June 1, 2027 Integration, testing, and final written research report. 8 Milestones are targets only and subject to change. NorthStrive Defense Tech LLC makes no assurance that development will proceed on the timelines shown or that the technology will achieve commercial success.

October 2026 FLORIDA STATE UNIVERSITY RESEARCH TEAM INVENTORS Dr. Camilo Ordonez, Ph.D Mechanical & Aerospace Engineering Dr. Christian Hubicki, Ph.D Mechanical & Aerospace Engineering DEVELOPMENT TEAM Owen Hayes Cricket Skipper Marco Porcelli Ryan Kaczmarczyk Samuel Artecona Daniel Ardilla Cerrud Corey Stavres 9

October 2026 Website: www.northstrivedefense.com